SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)  August 10, 2000
                                                   ---------------


                       AutoNation Receivables Corporation
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                        333-81615                  65-092-903
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(State of Incorporation)            (Commission               (I.R.S. Employer
                                    File Number)             Identification No.)


110 South East 6th Street
Ft. Lauderdale, Florida                                         33301
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's Telephone Number, including area code (954) 769-7000





          (Former Name or Former Address, if Changed Since Last Report)





18810.0005
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ITEM 5.    Other Events

                     The Registrant is filing final forms of the Exhibits listed in Item 7(c) below.



ITEM 7.    Financial Statements and Exhibits

      (c)  Exhibits


Exhibit No.     Document Description
-----------     --------------------

5.4             Opinion of Weil, Gotshal & Manges LLP as to legality

5.5             Opinion of Richards, Layton & Finger as to legality

8.3             Opinion of Weil, Gotshal & Manges LLP as to certain tax matters











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
                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    AUTONATION RECEIVABLES CORPORATION

August 10, 2000                     By: /s/ Marc L. Bourhis
                                        -------------------------------------
                                        Name: Marc L. Bourhis
                                        Title: President














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
                                INDEX TO EXHIBITS


Exhibit No.             Description
-----------             -----------

5.4                     Opinion of Weil, Gotshal & Manges LLP as to legality

5.5                     Opinion of Richards, Layton & Finger as to legality

8.3 Opinion of Weil, Gotshal & Manges LLP dated August 10, 2000 as to certain tax matters









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